UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2025

TON Strategy Company

(Exact name of registrant as specified in its charter)

Nevada	001-38834	90-1118043
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3024 Sierra Juniper Ct
Las Vegas, Nevada	89138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 250-2300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TONX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 24, 2025, TON Strategy Company (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters submitted to a vote of stockholders at the Annual Meeting and the final results of voting for each matter.

Proposal 1 – Election of Directors

The stockholders elected Manuel Stotz, Nicolas Cary, Rory J. Cutaia, Tucker Highfield and Evan Sohn as directors of the Company to serve until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until their respective earlier death, resignation or removal. The results of the vote were as follows:

Name	Votes for Director	Votes Withheld from Director	Broker Non-Votes
Manuel Stotz	36,739,258	2,106,202	3,380,025
Nicolas Cary	36,937,363	1,908,097	3,380,025
Rory J. Cutaia	35,559,727	3,285,733	3,380,025
Tucker Highfield	36,937,197	1,908,263	3,380,025
Evan Sohn	36,938,203	1,907,257	3,380,025

Proposal 2 – Advisory Vote to Approve Executive Compensation

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
36,434,345	2,407,058	4,057	3,380,025

Proposal 3 – Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation

The stockholders approved, on a non-binding, advisory basis, holding future advisory votes to approve the compensation of the Company’s named executive officers every year. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
36,996,287	2,017	3,915	1,843,241	3,380,025

The Company has decided, in light of the stockholders’ vote and consistent with the recommendation of the Company’s Board of Directors, that future non-binding, advisory votes on the compensation of the Company’s named executive officers will be held every year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Proposal 4 – Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the selection of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
40,203,855	2,020,421	1,209	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2025	TON Strategy Company

	By:	/s/ Veronika Kapustina
	Name:	Veronika Kapustina
	Title:	Chief Executive Officer